Rule 497(e)
File No. 333-146827

Innovator ETFs® Trust

Innovator U.S. Equity Accelerated ETF® – April

Innovator Premium Income 9 Buffer ETF™ – April

Innovator Premium Income 10 Barrier ETF™ – April

Innovator Premium Income 40 Barrier ETF™ – April

(each, a “Fund” and collectively, the “Funds”)

Supplement To the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated February 26, 2025

The Board of Trustees (the “Board”) of Innovator ETFs® Trust (the “Trust”), based on the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment adviser to the Funds, each a series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of the Funds and their shareholders that the Funds be liquidated. Trading in the Funds’ shares will be halted effective as of the close of business on April 1, 2025, and the Funds will be liquidated effective as of the close of business on April 4, 2025.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which each Fund will be liquidated. Pursuant to the Plan and in anticipation of each Fund’s liquidation, each Fund will be closed to new creation purchases effective as of the close of business on March 28, 2025. Although each Fund will be closed to new creation purchases as of March 28, 2025, you may continue to redeem your shares of the respective Fund after March 28, 2025, as provided in the Prospectus. Please note, however, that each Fund will be liquidating its assets as of the close of business on April 4, 2025.

Pursuant to the Plan, if your respective Fund has not received your redemption request prior to the close of business on April 1, 2025, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of your respective Fund as of April 4, 2025, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference